                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 10, 2006

                                 FX ENERGY, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                      000-25386                87-0504461
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

             3006 Highland Drive, Suite 206
                  Salt Lake City, Utah                       84106
         (Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code:  (801) 486-5555

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

         The information in this report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2
thereunder. Such information shall not be deemed "filed" for purposes of Section
18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

                       ITEM 7.01--REGULATION FD DISCLOSURE

         On August 10, 2006, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number           Title of Document                             Location
-------------- --------------------------------------------------- -------------

     99        Miscellaneous
-------------- ---------------------------------------------------
    99.01      Press release dated August 10, 2006                 Attached

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FX ENERGY, INC.
                                              Registrant

Dated: August 10, 2006                        By: /s/ Scott J. Duncan
                                                 Scott J. Duncan, Vice President

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